                                                                      EX-99.B(n)

                             WELLS FARGO FUNDS TRUST
                           RULE 18f-3 MULTI-CLASS PLAN
                           ---------------------------

I.   Introduction.
     -------------

     Pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), this Rule 18f-3 Multi-Class Plan (the "Plan") sets forth the method for allocating fees and expenses among each class of shares in the separate investment portfolios (the "Funds") of Wells Fargo Funds Trust (the "Trust"). In addition, the Plan sets forth the maximum initial sales charges, contingent deferred sales charges ("CDSCs"), Rule 12b-1 distribution fees, shareholder servicing fees, conversion features, exchange privileges and other shareholder services applicable to each class of shares of the Funds.

     The Trust is an open-end series investment company registered under the 1940 Act, the shares of which are registered on Form N-1A under the Securities Act of 1933. The Trust hereby elects to offer multiple classes of shares of the Funds pursuant to the provisions of Rule 18f-3 and the Plan. Appendix A, as it may be amended from time to time, lists the Funds that have approved the Plan and the classes of each such Fund. Each such Fund that has authorized the issuance of multiple classes of shares is referred to as a "Multi-Class Fund" hereunder.

II.  Allocation of Expenses.
     -----------------------

     A. Mandatory Class Expenses. Pursuant to Rule 18f-3, the Trust allocates to each class of shares of a Multi-Class Fund: (i) any fees and expenses incurred by the Fund in connection with the distribution of such class of shares under a distribution plan adopted for such class of shares pursuant to Rule 12b-1; and (ii) any fees and expenses incurred by the Fund under a shareholder servicing plan in connection with the provision of shareholder administrative or liaison services to the holders of such class of shares.

     B. Board-Approved Class Expenses. The Trust's Board of Trustees has approved the allocation of class-level administration fees incurred by a particular class of shares for administration services provided by the Multi-Class Funds' administrator at the class level. Appendix B, as it may be amended from time to time, lists the class-level administration fees payable by each class of the Multi-Class Funds.

     C. Discretionary Class Expenses. In addition, pursuant to Rule 18f-3, the Trust may allocate the following fees and expenses to a particular class of shares of a Multi-Class Fund:

     (i)     transfer agent fees that are attributable to such class of shares;

     (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, notices, prospectuses, reports, and proxies to current shareholders of that class or to regulatory agencies with respect to such class of shares;

     (iii) blue sky notification or other filing fees incurred with respect to such class of shares;

     (iv) Securities and Exchange Commission registration fees incurred with respect to such class of shares;

     (v) the expense of administrative personnel and services (including, but not limited to, those of a portfolio accountant, custodian or dividend paying agent charged with calculating net asset values or determining or paying dividends) as required to support the shareholders of such class of shares;

     (vi) litigation or other legal expenses incurred with respect to such class of shares;

     (vii) fees of the Trust's Trustees incurred with respect to matters affecting such class of shares;

     (viii) independent accountants' fees incurred with respect to such class of shares; and

     (ix) any other fees and expenses, not including advisory or custodial fees or other expenses related to the management of the Fund's assets, incurred with respect to such class of shares.

     For all purposes under this Plan, fees and expenses incurred "with respect to" a class of shares are those fees and expenses that are actually incurred in a different amount by the class or that relate to a different kind or degree of services provided to the class. Any decision to treat expenses referenced in this Subsection C as class expenses and any subsequent changes to such decision will be reviewed and approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust.

     C. Relative Net Asset Value Allocation. Income, realized and unrealized capital gains and losses, and any expenses of a Multi-Class Fund not allocable to a particular class of the Fund pursuant to this Plan shall be allocated to each class of the Fund based upon the relative net asset value of that class in relation to the aggregate net asset value of the Fund. In certain cases, a service provider for a Multi-Class Fund may waive or reimburse all or a portion of the expenses of a specific class of shares of the Multi-Class Fund. The Board of Trustees will monitor any such waivers or reimbursements to ensure that they do not generate inappropriate cross-subsidization between classes.

III. Class Arrangements.
     -------------------

     The following summarizes the maximum initial sales charges, CDSCs, Rule 12b-1 distribution fees, shareholder servicing fees, conversion features, exchange privileges and other shareholder services applicable to a particular class of shares of the Multi-Class Funds. Appendix A sets forth the actual sales charges, Rule 12b-1 fees and shareholder servicing fees of each class of shares of each Multi-Class Fund. Additional details and restrictions regarding such fees and services are set forth in the relevant Fund's current Prospectus and Statement of Additional Information.

     A.  Class A Shares -- Multi-Class Funds
         -----------------------------------

         1. Maximum Initial Sales Charge: Not to exceed 5.75% of the net asset value ("NAV") at the time of purchase, as further specified in Appendix A.

         2. Contingent Deferred Sales Charge: Class A shares that are purchased at NAV in amounts of $1,000,000 or more will be assessed a CDSC of 1.00% if they are redeemed within one year from the date of purchase. For Class A shares that are purchased prior to February 1, 2004, the CDSC will be calculated based upon the lesser of the NAV at the time of purchase of the Class A shares being redeemed or the NAV of such shares at the time of redemption. For Class A shares purchased on or after February 1, 2004, the CDSC will be calculated based upon the NAV at the time of purchase of the Class A shares being redeemed.

         3. Maximum Annual Rule 12b-1 Distribution Fee: Not to exceed 0.25% of average daily net assets attributable to Class A shares, as further specified in Appendix A.

         4. Maximum Annual Shareholder Servicing Fee: Not to exceed 0.25% of average daily net assets attributable to Class A shares, as further specified in Appendix A.

         5.  Conversion Features: None

         6. Exchange Privileges: As described in the current prospectus for each Fund.

     B.  Class B Shares -- Multi-Class Funds
         -----------------------------------

         1.  Maximum Initial Sales Charge: None

         2. Contingent Deferred Sales Charge: Class B shares that are redeemed within six years from the receipt of a purchase order affecting such shares are subject to a CDSC equal to the percentage indicated below of the dollar amount of the applicable NAV. For Class B shares purchased prior to June 9, 2003, the CDSC will be calculated based upon the lesser of the NAV at the time of purchase of the Class B shares being redeemed or the NAV of such shares at the time of redemption. For Class B shares purchased on or after June 9, 2003, the CDSC will be calculated based upon the NAV at the time of purchase of the Class B shares being redeemed. No CDSC is imposed on Class B shares purchased through reinvestment of dividends or capital gain distributions. No CDSC is imposed on annual redemptions totaling 10% or less of an investor's holdings through the systematic withdrawal program.

             Redemption Within:  1 Year 2 Years 3 Years 4 Years 5 Years 6 Years 7 Years
             ------------------  ------ ------- ------- ------- ------- ------- -------
                   CDSC:          5.0%    4.0%    3.0%    3.0%    2.0%    1.0%    0.0%

         3. Maximum Annual Rule 12b-1 Distribution Fee: Not to exceed 0.75% of average daily net assets attributable to Class B shares, as further specified in Appendix A.

         4. Maximum Annual Shareholder Servicing Fee: Not to exceed 0.25% of average daily net assets attributable to Class B shares, as further specified in Appendix A.

         5. Conversion Features: Class B shares of a Multi-Class Fund that have been outstanding for seven years after the end of the month in which the shares were initially purchased automatically convert to Class A shares of such Fund. Such conversion is on the basis of the relative NAVs of the two classes, without the imposition of any sales charge or other charge.

         6. Exchange Privileges: As described in the current prospectus for each Fund.

     C.  Class C Shares-- Multi-Class Funds
         ----------------------------------

         1.  Maximum Initial Sales Charge: 1.00%

         2. Contingent Deferred Sales Charge: Class C shares that are redeemed within one year of a receipt of a purchase order affecting such shares are subject to a CDSC of 1.00%. For Class C shares purchased prior to June 9, 2003, the CDSC will be calculated based upon the lesser of NAV at the time of purchase of the Class C shares being redeemed or the NAV of such shares at the time of redemption. For Class C shares purchased on or after June 9, 2003, the CDSC will be calculated based upon the NAV at the time of purchase of the Class C shares being redeemed. No CDSC is imposed on Class C shares purchased through reinvestment of dividends or capital gain distributions. No CDSC is imposed on annual redemptions totaling 10% or less of an investor's holdings through the systematic withdrawal program.

         3. Maximum Annual Rule 12b-1 Distribution Fee: Not to exceed 0.75% of average daily net assets attributable to Class C shares, as further specified in Appendix A.

         4. Maximum Annual Shareholder Servicing Fee: Not to exceed 0.25% of average daily net assets attributable to Class C shares, as further specified in Appendix A.

         5.  Conversion Features: None

         6. Exchange Privileges: As described in the current prospectus for each Fund.

     D.  Institutional Class Shares -- Multi-Class Funds
         -----------------------------------------------

         1.  Maximum Initial Sales Charge: None

         2.  Contingent Deferred Sales Charge: None

         3.  Maximum Annual Rule 12b-1 Distribution Fee: None

         4. Maximum Annual Shareholder Servicing Fee: Not to exceed 0.10% of average daily net assets attributable to Institutional Class shares, as further specified in Appendix A.

         5.  Conversion Features: None

         6. Exchange Privileges: As described in the current prospectus for each Fund.

     E.  Service Class Shares -- Multi-Class Funds
         -----------------------------------------

         1.  Maximum Initial Sales Charge: None

         2.  Contingent Deferred Sales Charge: None

         3.  Maximum Annual Rule 12b-1 Distribution Fee: None

         4. Maximum Annual Shareholder Servicing Fee: Not to exceed 0.25% of the average daily net assets attributable to Service Class shares, as further specified in Appendix A.

         5.  Conversion Features: None

         6. Exchange Privileges: As described in the current prospectus for each Fund.

         7.  Other Class-Specific Shareholder Services: None

     F.  Administrator Class Shares -- Multi-Class Funds:
         ------------------------------------------------

         1.  Maximum Initial Sales Charge: None

         2.  Contingent Deferred Sales Charge: None

         3.  Maximum Annual Rule 12b-1 Distribution Fee: None

         4. Maximum Annual Shareholder Servicing Fee: Not to exceed 0.15% of average daily net assets attributable to Administrator Class Shares, as further specified in Appendix A.

         5.  Conversion Features: None

         6. Exchange Privileges: As described in the current prospectus for the Fund.

         7.  Other Class-Specific Shareholder Services: None

     G.  Investor Class Shares -- Multi-Class Funds:
         -------------------------------------------

         1.  Maximum Initial Sales Charge: None

         2.  Contingent Deferred Sales Charge: None

         3.  Maximum Annual Rule 12b-1 Distribution Fee: 0.25%

         4. Maximum Annual Shareholder Servicing Fee: Not to exceed 0.25% of average daily net assets attributable to Investor Class Shares, as further specified in Appendix A.

         5.  Conversion Features: None

         6. Exchange Privileges: As described in the current prospectus for the Fund.

         7.  Other Class-Specific Shareholder Services: None

     H.  Select Class Shares -- Multi-Class Funds:
         -----------------------------------------

         1.  Maximum Initial Sales Charge: None

         2.  Contingent Deferred Sales Charge: None

         3.  Maximum Annual Rule 12b-1 Distribution Fee: None

         4.  Maximum Annual Shareholder Servicing Fee: None

         5.  Conversion Features: None

         6. Exchange Privileges: As described in the current prospectus for the Fund.

         7.  Other Class-Specific Shareholder Services: None

IV.  Board Review.
     -------------

     The Board of Trustees of the Trust shall review the Plan as it deems necessary. Prior to any material amendment(s) to the Plan with respect to any Multi-Class Fund's shares, the Trust's Board of Trustees, including a majority of the Trustees that are not interested persons of the Trust, shall find that the Plan, as proposed to be amended (including any proposed amendments to the method of allocating class and/or fund expenses), is in the best interest of each class of shares of the Fund individually and the Fund as a whole. In considering whether to approve any proposed amendment(s) to the Plan, the Trustees of the Trust shall request and evaluate such information as they consider reasonably necessary to evaluate the proposed amendment(s) to the Plan.

Adopted:  March 26, 1999
Approved as amended: August 6, 2002, February 4, 2003 and May 6, 2003.

                                   APPENDIX A
                                   ----------

--------------------------------------------------------------------------------
                                Maximum                               Maximum
                                Initial                 Maximum     Shareholder
           Funds Trust           Sales    Maximum        12b-1       Servicing
        Multi Class Funds       Charge     CDSC           Fee           Fee
--------------------------------------------------------------------------------
1.   Asset Allocation Fund
     Class A                     5.75        1.00/*/      None          0.25
     Class B                     None        5.00         0.75          0.25
     Class C                     1.00        1.00         0.75          0.25
     Institutional Class         None        None         None          0.10
--------------------------------------------------------------------------------
2.   California Limited
     Term Tax-Free Fund
     Class A                     3.00        0.50         None          0.25
     Class C                     None        1.00         0.75          0.25
     Institutional Class         None        None         None          None
--------------------------------------------------------------------------------
3.   California Tax-Free
     Fund
     Class A                     4.50        1.00/*/      None          0.25
     Class B                     None        5.00         0.75          0.25
     Class C                     1.00        1.00         0.75          0.25
     Institutional Class         None        None         None          None
--------------------------------------------------------------------------------
4.   California Tax-Free
     Money Market Fund
     Class A                     None        None         None          0.25
     Service Class               None        None         None          None
--------------------------------------------------------------------------------
5.   Cash Investment Money
     Market Fund
     Administrator Class         None        None         None          0.10
     Institutional Class         None        None         None          None
     Service Class               None        None         None          0.25
--------------------------------------------------------------------------------
6.   Colorado Tax-Free
     Fund
     Class A                     4.50        1.00/*/      None          0.25
     Class B                     None        5.00         0.75          0.25
     Institutional Class         None        None         None          None
--------------------------------------------------------------------------------
7.   Diversified Equity
     Fund
     Class A                     5.75        1.00/*/      None          0.25
     Class B                     None        5.00         0.75          0.25
     Class C                     1.00        1.00         0.75          0.25
     Institutional Class         None        None         None          None
--------------------------------------------------------------------------------
8.   Equity Income Fund
     Class A                     5.75        1.00/*/      None          0.25
     Class B                     None        5.00         0.75          0.25
     Class C                     1.00        1.00         0.75          0.25
     Institutional Class         None        None         None          None
--------------------------------------------------------------------------------
9.   Equity Index Fund
     Class A                     5.75        1.00/*/      None          0.25
     Class B                     None        5.00         0.75          0.25
--------------------------------------------------------------------------------
10.  Government Money
     Market Fund
     Administrator Class         None        None         None          0.10
     Class A                     None        None         None          0.25
     Institutional Class         None        None         None          None
     Service Class               None        None         None          None
--------------------------------------------------------------------------------
11.  Growth Balanced Fund
     Class A                     5.75        1.00/*/      None          0.25
     Class B                     None        5.00         0.75          0.25
     Class C                     1.00        1.00         0.75          0.25
     Institutional Class         None        None         None          None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Maximum                               Maximum
                                Initial                 Maximum     Shareholder
            Funds Trust          Sales    Maximum        12b-1       Servicing
         Multi Class Funds      Charge     CDSC           Fee           Fee
--------------------------------------------------------------------------------
12.  Growth Equity Fund
     Class A                     5.75        1.00/*/      None          0.25
     Class B                     None        5.00         0.75          0.25
     Class C                     1.00        1.00         0.75          0.25
     Institutional Class         None        None         None          None
--------------------------------------------------------------------------------
13.  Growth Fund
     Class A                     5.75        1.00/*/      None          0.25
     Class B                     None        5.00         0.75          0.25
     Institutional Class         None        None         None          None
--------------------------------------------------------------------------------
14.  High Yield Bond Fund
     Class A                     4.50        1.00/*/      None          0.25
     Class B                     None        5.00         0.75          0.25
     Class C                     1.00        1.00         0.75          0.25
--------------------------------------------------------------------------------
15.  Income Fund
     Class A                     4.50        1.00/*/      None          0.25
     Class B                     None        5.00         0.75          0.25
     Institutional Class         None        None         None          None
--------------------------------------------------------------------------------
16.  Income Plus Fund
     Class A                     4.50        1.00/*/      None          0.25
     Class B                     None        5.00         0.75          0.25
     Class C                     1.00        1.00         0.75          0.25
--------------------------------------------------------------------------------
17.  Index Allocation Fund
     Class A                     5.75        1.00/*/      None          0.25
     Class B                     None        5.00         0.75          0.25
     Class C                     1.00        1.00         0.75          0.25
--------------------------------------------------------------------------------
18.  Inflation-Protected
     Bond Fund
     Class A                     4.50        1.00/*/      None          0.25
     Class B                     None        5.00         0.75          0.25
     Class C                     1.00        1.00         0.75          0.25
     Institutional Class         None        None         None          None
--------------------------------------------------------------------------------
19.  Intermediate
     Government Income
     Fund
     Class A                     4.50        1.00/*/      None          0.25
     Class B                     None        5.00         0.75          0.25
     Class C                     1.00        1.00         0.75          0.25
     Institutional Class         None        None         None          None
--------------------------------------------------------------------------------
20.  International Equity
     Fund
     Class A                     5.75        1.00/*/      None          0.25
     Class B                     None        5.00         0.75          0.25
     Class C                     1.00        1.00         0.75          0.25
     Institutional Class         None        None         None          None
--------------------------------------------------------------------------------
21.  Large Cap
     Appreciation Fund
     Class A                     5.75        1.00/*/      None          0.25
     Class B                     None        5.00         0.75          0.25
     Class C                     1.00        1.00         0.75          0.25
     Institutional Class         None        None         None          None
--------------------------------------------------------------------------------
22.  Large Cap Value Fund
     Class A                     5.75        1.00/*/      None          0.25
     Class B                     None        5.00         0.75          0.25
     Class C                     1.00        1.00         0.75          0.25
     Institutional Class         None        None         None          None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Maximum                               Maximum
                                Initial                 Maximum     Shareholder
            Funds Trust          Sales    Maximum        12b-1       Servicing
         Multi Class Funds      Charge     CDSC           Fee           Fee
--------------------------------------------------------------------------------
23.  Large Company Growth
     Fund
     Class A                     5.75        1.00/*/      None          0.25
     Class B                     None        5.00         0.75          0.25
     Class C                     1.00        1.00         0.75          0.25
     Institutional Class         None        None         None          None
--------------------------------------------------------------------------------
24.  Limited Term
     Government Income
     Fund
     Class A                     4.50        1.00/*/      None          0.25
     Class B                     None        5.00         0.75          0.25
     Institutional Class         None        None         None          None
--------------------------------------------------------------------------------
25.  Minnesota Tax-Free
     Fund
     Class A                     4.50        1.00/*/      None          0.25
     Class B                     None        5.00         0.75          0.25
     Institutional Class         None        None         None          None
--------------------------------------------------------------------------------
26.  Money Market Fund
     Class A                     None        None         None          0.25
     Class B                     None        5.00         0.75          0.25
--------------------------------------------------------------------------------
27.  Montgomery Emerging
     Markets Focus Fund
     Class A                     5.75        1.00/*/      None          0.25
     Class B                     None        5.00         0.75          0.25
     Class C                     1.00        1.00         0.75          0.25
     Institutional Class         None        None         None          None
--------------------------------------------------------------------------------
28.  Montgomery Mid
     Cap Growth Fund
     Class A                     5.75        1.00/*/      None          0.25
     Class B                     None        5.00         0.75          0.25
     Class C                     1.00        1.00         0.75          0.25
--------------------------------------------------------------------------------
29.  Montgomery Short
     Duration Government
     Bond Fund
     Class A                     3.00        0.50/*/      None          0.25
     Class B                     None        3.00         0.75          0.25
     Class C                     None        1.00         0.75          0.25
     Institutional Class         None        None         None          None
--------------------------------------------------------------------------------
30.  Montgomery Small
     Cap Fund
     Class A                     5.75        1.00/*/      None          0.25
     Class B                     None        5.00         0.75          0.25
     Class C                     1.00        1.00         0.75          0.25
     Institutional Class         None        None         None          0.10
--------------------------------------------------------------------------------
31.  Montgomery Total
     Return Bond Fund
     Class A                     4.50        1.00/*/      None          0.25
     Class B                     None        5.00         0.75          0.25
     Class C                     1.00        1.00         0.75          0.25
     Institutional Class         None        None         None          0.15
     Select Class                None        None         None          None
--------------------------------------------------------------------------------
32.  National Tax-Free
     Fund
     Class A                     4.50        1.00/*/      None          0.25
     Class B                     None        5.00         0.75          0.25
     Class C                     1.00        1.00         0.75          0.25
     Institutional Class         None        None         None          None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Maximum                               Maximum
                                Initial                 Maximum     Shareholder
            Funds Trust          Sales    Maximum        12b-1       Servicing
         Multi Class Funds      Charge     CDSC           Fee           Fee
--------------------------------------------------------------------------------
33.  National Tax-Free
     Institutional
     Money Market Fund/1/
     Class A                     None        None         None          0.25
     Institutional Class         None        None         None          None
     Service Class               None        None         None          0.25
--------------------------------------------------------------------------------
34.  Outlook Today Fund
     Class A                     5.75        1.00/*/      None          0.25
     Class B                     None        5.00         0.75          0.25
     Class C                     1.00        1.00         0.75          0.25
     Institutional Class         None        None         None          None
--------------------------------------------------------------------------------
35.  Outlook 2010 Fund
     Class A                     5.75        1.00/*/      None          0.25
     Class B                     None        5.00         0.75          0.25
     Class C                     1.00        1.00         0.75          0.25
     Institutional Class         None        None         None          None
--------------------------------------------------------------------------------
36.  Outlook 2020 Fund
     Class A                     5.75        1.00/*/      None          0.25
     Class B                     None        5.00         0.75          0.25
     Class C                     1.00        1.00         0.75          0.25
     Institutional Class         None        None         None          None
--------------------------------------------------------------------------------
37.  Outlook 2030 Fund
     Class A                     5.75        1.00/*/      None          0.25
     Class B                     None        5.00         0.75          0.25
     Class C                     1.00        1.00         0.75          0.25
     Institutional Class         None        None         None          None
--------------------------------------------------------------------------------
38.  Outlook 2040 Fund
     Class A                     5.75        1.00/*/      None          0.25
     Class B                     None        5.00         0.75          0.25
     Class C                     1.00        1.00         0.75          0.25
     Institutional Class         None        None         None          None
--------------------------------------------------------------------------------
39.  Prime Investment
     Money Market Fund
     Institutional Class         None        None         None          None
     Service Class               None        None         None          0.25
--------------------------------------------------------------------------------
40.  SIFE Specialized
     Financial
     Services Fund
     Class A                     5.75        1.00/*/      None          0.25
     Class B                     None        5.00         0.75          0.25
     Class C                     1.00        1.00         0.75          0.25
--------------------------------------------------------------------------------
41.  Small Cap Growth Fund
     Class A                     5.75        1.00/*/      None          0.25
     Class B                     None        5.00         0.75          0.25
     Class C                     1.00        1.00         0.75          0.25
     Institutional Class         None        None         None          0.10
--------------------------------------------------------------------------------
42.  Small Company Value
     Fund
     Class A                     5.75        1.00/*/      None          0.25
     Class B                     None        5.00         0.75          0.25
     Class C                     1.00        1.00         0.75          0.25
     Institutional Class         None        None         None          0.10
--------------------------------------------------------------------------------

---------
/1/ The name of this Fund will be changed to the National Tax-Free Money Market Fund effective the same date as the establishment of the Class A shares of this Fund, on or about August 1, 2003.

--------------------------------------------------------------------------------
                                Maximum                               Maximum
                                Initial                 Maximum     Shareholder
            Funds Trust          Sales    Maximum        12b-1       Servicing
         Multi Class Funds      Charge     CDSC           Fee           Fee
--------------------------------------------------------------------------------
43.  Specialized Health
     Sciences Fund
     Class A                     5.75        1.00/*/      None          0.25
     Class B                     None        5.00         0.75          0.25
     Class C                     1.00        1.00         0.75          0.25
--------------------------------------------------------------------------------
44.  Specialized
     Technology Fund
     Class A                     5.75        1.00/*/      None          0.25
     Class B                     None        5.00         0.75          0.25
     Class C                     1.00        1.00         0.75          0.25
--------------------------------------------------------------------------------
45.  Stable Income Fund
     Class A                     2.00        0.50/*/      None          0.25
     Class B                     None        1.50         0.75          0.25
     Class C                     None        1.00         0.75          0.25
     Institutional Class         None        None         None          None
--------------------------------------------------------------------------------
46.  Treasury Plus
     Institutional Money
     Market Fund/2/
     Class A                     None        None         None          0.25
     Institutional Class         None        None         None          None
     Service Class               None        None         None          0.25
--------------------------------------------------------------------------------
47.  100% Treasury Money
     Market Fund
     Class A                     None        None         None          0.25
     Service Class               None        None         None          None
--------------------------------------------------------------------------------

---------
/2/ The name of this Fund will be changed to the Treasury Plus Money Market Fund effective the same date as the establishment of the Class A shares of this Fund, on or about August 1, 2003.

/*/ Class A shares that are purchased at NAV in amounts of $1,000,000 or more have no initial sales charge and will be assessed a 1.00% CDSC (0.50% for both the Montgomery Short Duration Government Bond Fund and the Stable Income Fund) if they are redeemed within one year from the date of purchase, unless the dealer of record waives its commission with a Fund's approval. Class A shares purchased at NAV in amounts of less than $1,000,000 have an initial sales charge and will not be assessed a CDSC.

Adopted: March 26, 1999, as amended on October 28, 1999, May 9, 2000, July 25, 2000, December 18, 2000, February 6, 2001, May 8, 2001, August 7, 2001, November
6, 2001, May 7, 2002, August 6, 2002, November 5, 2002, December 18, 2002,
February 4, 2003 and May 6, 2003.

                                   APPENDIX B
                                   ----------

-------------------------------------------------------------
                                               Class-Level
   Multi-Class Funds and Classes           Administration Fee
-------------------------------------------------------------
Non-Money Market Funds
-------------------------------------------------------------
Class A, Class B and Class C                     0.28%
-------------------------------------------------------------
Institutional Class                              0.20%
-------------------------------------------------------------
Select Class                                     0.10%
-------------------------------------------------------------
Money Market Funds
-------------------------------------------------------------
Class A, Class B, Class C                        0.22%
-------------------------------------------------------------
Service Class                                    0.12%
-------------------------------------------------------------
Administrator Class                              0.10%
-------------------------------------------------------------
Institutional Class                              0.08%
-------------------------------------------------------------

Adopted:  February 4, 2003

                                      B-1